Exhibit 10.9
GUARANTY OF PAYMENT

 March 15, 2012
Melville, New York

WHEREAS, CVD EQUIPMENT CORPORATION (“CVD”) contemplates effecting, pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, a tax-deferred exchange (the “Exchange”) of certain premises known by the street address 355 South Technology Drive, Central Islip, New York (the “Premises”), as more particularly described in the Mortgage (as defined on Exhibit A annexed hereto);

WHEREAS, it is a condition of the Exchange that FAE Holdings 411519R, LLC, a New York limited liability company having an office at c/o First American Exchange Company, LLC, 560 South 300 East, Salt Lake City, Utah  84111 (the “Borrower”), on behalf of CVD, obtain funds sufficient to acquire a leasehold interest in the Premises;

WHEREAS, CVD has applied to HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association (being hereinafter called “Lender”), with offices at 534 Broad Hollow Road, Melville, New York 11747, for a loan (the “Loan”) to the Borrower in the principal sum of $6,000,000.00 to be evidenced by the Note (as defined on Exhibit A) and secured by the Mortgage;

WHEREAS, the Borrower and CVD have entered into a certain Qualified Exchange Accommodation Agreement, dated as of February 9, 2012 (the “Accommodation Agreement”) pursuant to which the Borrower has agreed to enter into a certain Lease Agreement, dated as of March 1, 2012 (the “Lease Agreement”) whereby the Town of Islip Industrial Development Agency (the “IDA”) will lease the Premises to the Borrower;

WHEREAS, pursuant to the Accommodation Agreement, CVD shall acquire a subleasehold estate in the Premises and, prior to the expiration of the Parking Period (as defined in the Accommodation Agreement), either (a) acquire all of the membership interests in the Borrower from First American Exchange Company, LLC or (b) assume the Borrower’s leasehold interest in the Premises, and thereupon assume Borrower’s obligations and liabilities under the Note, the Mortgage and all related documents executed by the Borrower in connection with the Loan;

WHEREAS, Lender is willing to make the Loan to the Borrower only if the undersigned executes and delivers this Guaranty and guarantees payment to Lender of the Debt (as herein defined) in the manner hereinafter provided; and

WHEREAS, the undersigned wishes to grant Lender security and assurance in order to secure the payment and performance by the Borrower of all of its present and future obligations under the Note and Mortgage, and, to that effect, to guaranty the Loan as set forth herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and in order to induce the Lender to make the Loan to the Borrower, the undersigned hereby acknowledges, agrees and confirms that all of the above recitals are true, correct and complete and hereby covenants and agrees with the Lender as follows:

1.           The undersigned guarantees, absolutely, irrevocably and unconditionally, to the Lender the payment of the Debt.  The term “Debt” as used in this Guaranty shall mean all liabilities of the Borrower to the Lender of whatever nature, whether now existing or hereafter incurred, whether created directly or acquired by the Lender, by assignment or otherwise, whether matured or unmatured and whether absolute or contingent, including, without limitation, all principal, interest, additional interest (including specifically all interest accruing from and after the commencement of any case, proceeding or action under any existing or future laws relating to bankruptcy, insolvency or similar matters with respect to the Borrower) and other sums of any nature whatsoever which may or shall become due and payable pursuant to the provisions of the Note, the Mortgage or any other document or instrument now or hereafter executed and/or delivered in connection therewith or otherwise with respect to the Loan (said Note, Mortgage and other documents and instruments, collectively, the “Loan Documents”) (all of the above unaffected by modification thereof in any bankruptcy or insolvency proceeding), and even though the Lender may not have an allowed claim for the same against the Borrower as a result of any bankruptcy or insolvency proceeding.

2.           The undersigned agrees that the undersigned shall indemnify and hold the Lender harmless and defend the Lender at the undersigned’s sole cost and expense against any loss or liability, cost or expense (including, but not limited to, reasonable attorneys’ fees and disbursements of the Lender’s counsel, whether in-house staff, retained firms or otherwise), and all claims, actions, procedures and suits arising out of or in connection with:

(a)           any ongoing matters arising out of the transaction contemplated hereby, this Guaranty, the Debt, the Mortgage, the Note or any other Loan Document, including, but not limited to, all costs of appraisals and reappraisals of the property encumbered by the Mortgage or any part thereof;

(b)           any amendment to, or restructuring of, this Guaranty, the Debt and the Mortgage, the Note or any of the other Loan Documents; and

(c)           any and all lawful action that may be taken by the Lender in connection with the enforcement of the provisions of this Guaranty, the Note, the Mortgage or any of the other Loan Documents, whether or not suit is filed in connection with the same, or in connection with the undersigned, the Borrower and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding.

All sums expended by the Lender shall be payable on demand and, until reimbursed by the Borrower or by the undersigned pursuant hereto, shall bear interest at the default interest rate as set forth in the Note.

3.           The undersigned hereby represents and warrants that all financial statements of the undersigned heretofore delivered to the Lender by or on behalf of the undersigned are true and correct in all material respects and fairly present the financial condition of the undersigned as of the respective dates thereof, and no material adverse change has occurred in the financial conditions reflected therein since the respective dates thereof.  The undersigned agrees to comply with all financial reporting terms of the Mortgage as they apply to the undersigned.

4.           In addition to any right available to the Lender under applicable law or any other agreement, the undersigned hereby gives to the Lender a continuing lien on, security interest in and right of set-off against all moneys, securities and other property of the undersigned and the proceeds thereof, now on deposit or now or hereafter delivered, remaining with or in transit in any manner to the Lender, its correspondents, participants or its agents from or for the undersigned, whether for safekeeping, custody, pledge, transmission, collection or otherwise or coming into possession of the Lender in any way, and also, any balance of any deposit account and credits of the undersigned with, and any and all claims of the undersigned against, the Lender at any time existing, as collateral security for the payment of the Debt and all of the other obligations of the undersigned under this Guaranty, including fees, contracted with or acquired by the Lender, whether joint, several, absolute, contingent, secured, matured or unmatured (for the purposes of this paragraph 4 and paragraphs 6, 8 and 16 below, collectively, the “Liabilities”), hereby authorizing the Lender at any time or times, without prior notice, to apply such balances, credits or claims, or any part thereof, to such Liabilities in such amounts as it may select, whether contingent, unmatured or otherwise and whether any collateral security therefore is deemed adequate or not.  The collateral security described herein shall be in addition to any collateral security described in any separate agreement executed by any of the undersigned.  The Lender, in addition to any right available to it under applicable law or any other agreement, shall have the right, at its option, to immediately set off against any Liabilities all monies owed by the Lender in any capacity to any of the undersigned, whether or not due, and the Lender shall, at its option, be deemed to have exercised such right to set off and to have made a charge against any such money immediately upon the occurrence of any events of default set forth below, even though such charge is made or entered on the books of the Lender subsequent to those events.

5.           All moneys available to the Lender for application in payment or reduction of the Debt may be applied by the Lender in such manner and in such amounts and at such time or times and in such order, priority and proportions as the Lender may see fit to the payment or reduction of such portion of the Debt as the Lender may elect.

6.           The undersigned hereby expressly agrees that this Guaranty is independent of, and in addition to, all collateral granted, pledged or assigned under the Loan Documents, and the undersigned hereby consents that from time to time, before or after any default by the Borrower, with or without further notice to or assent from the undersigned:

(a)           any security at any time held by or available to the Lender for any obligation of the Borrower, or any security at any time held by or available to the Lender for any obligation of any other person or party primarily, secondarily or otherwise liable for all or any portion of the Debt, any other Liabilities and/or any other obligations of the Borrower or any other person or party, other than the Lender, under any of the Loan Documents (“Other Obligations”), including any guarantor of the Debt and/or any of such Other Obligations, may be accelerated, settled, exchanged, surrendered or released and the Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of the Borrower, or of any such other person or party;

(b)           any obligation of the Borrower, or of any such other person or party, may be changed, altered, renewed, extended, continued, accelerated, surrendered, compromised, settled, waived or released in whole or in part, or any default with respect thereto waived; and

(c)           The Lender may extend further credit in any manner whatsoever to the Borrower, and generally deal with the Borrower or any of the above-mentioned security, deposit account, credit on its books or other person or party as the Lender may see fit;

and the undersigned shall remain bound in all respects under this Guaranty, without any loss of any rights by the Lender and without affecting the liability of the undersigned, notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing.  In addition, all moneys available to the Lender for application in payment or reduction of the Debt and/or any Other Obligations may be applied by the Lender in such manner and in such amounts and at such time or times and in such order, priority and proportions as the Lender may see fit.

7.           The undersigned hereby waives:

(a)           notice of acceptance of this Guaranty and of the making of the Loan or any advance thereof by the Lender to the Borrower;

(b)           presentment and demand for payment of the Debt or any portion thereof;

(c)           protest and notice of dishonor or default to any of the undersigned or to any other person or party with respect to the Debt or any portion thereof;

(d)           all other notices to which any of the undersigned might otherwise be entitled; and

(e)           any demand under this Guaranty.

8.           If any of the following events should occur:

(a)           default under any of the Loan Documents and its continuance beyond any applicable notice and/or grace periods therein contained;

(b)           any of the undersigned violates any provision of this Guaranty;

(c)           any of the undersigned terminates or dissolves or suspends its usual business activities or conveys, sells, leases, transfers or otherwise disposes of all or a substantial part of its property, business or assets other than in the ordinary course of business;

then, and in such event, the Lender may declare the Liabilities to be, and the same shall become, immediately due and payable.

9.           This is a guaranty of payment and not of collection and the undersigned further waives any right to require that any action be brought against the Borrower or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Lender in favor of the Borrower or any other person or party.  Any payment on account of or reacknowledgment of the Debt by the Borrower, or any other party liable therefor, shall be deemed to be made on behalf of the undersigned and shall serve to start anew the statutory period of limitations applicable to the Debt.

10.           Each reference herein to the Lender shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure.  Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions of this Guaranty, provided, however, that the undersigned shall in no event nor under any circumstance have the right, without obtaining the prior written consent of the Lender, to assign or transfer the undersigned’s obligations and liabilities under this Guaranty, in whole or in part, to any other person, party or entity.

11.           The term “undersigned” as used herein shall, if this Guaranty is signed by more than one party, unless otherwise stated herein, mean the “undersigned and each of them” and each undertaking herein contained shall be their joint and several undertaking.  If this Guaranty is signed by more than one party, all singular references to the undersigned shall be deemed to be plural.  If this Guaranty is signed by more than one party, the Bank may proceed against none, one or more of the undersigned at one time or from time to time as it sees fit in its sole and absolute discretion.  If any party hereto shall be a partnership, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term “undersigned” shall include any altered or successive partnerships, but the predecessor partnerships and their partners shall not thereby be released from any obligations or liability hereunder.  If any party hereto shall be a corporation, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding the merger, consolidation, reorganization or absorption thereof, and the term “undersigned” shall include such new entity, but the old entity shall not thereby be released from any obligations or liabilities hereunder.

12.           No delay on the part of the Lender in exercising any right or remedy under this Guaranty or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy.  No notice to or demand on any of the undersigned shall be deemed to be a waiver of the obligations of any of the undersigned or of the right of the Lender to take further action without notice or demand as provided in this Guaranty.  No course of dealing between any of the undersigned and the Lender shall change, modify or discharge, in whole or in part, this Guaranty or any obligations of the undersigned hereunder.

13.           This Guaranty may only be modified, amended, changed or terminated by an agreement in writing signed by the Lender and the undersigned.  No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by the Lender and if so given by the Lender shall only be effective in the specific instance in which given.  The execution and delivery hereafter to the Lender by any of the undersigned of a new instrument of guaranty or any reaffirmation of guaranty, of whatever nature, shall not terminate, supersede or cancel this instrument, unless expressly so provided therein, and all rights and remedies of the Lender hereunder or under any instrument of guaranty hereafter executed and delivered to the Lender by any of the undersigned shall be cumulative and may be exercised singly or concurrently.

14.           The undersigned acknowledges that this Guaranty and the undersigned’s obligations under this Guaranty are and shall at all times continue to be absolute, irrevocable and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of any of the undersigned under this Guaranty or the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty or the obligations of any of the undersigned hereunder or otherwise with respect to the Debt, including, but not limited to, a foreclosure of the Mortgage or the realization upon any other collateral given, pledged or assigned as security for all or any portion of the Debt, or the filing of a petition under Title 11 of the United States Code with regard to the Borrower or any of the undersigned, or the commencement of an action or proceeding for the benefit of the creditors of the Borrower or the undersigned, or the obtaining by the Lender of title to, respectively, the premises encumbered by the Mortgage or any other collateral given, pledged or assigned as security for the Debt by reason of the foreclosure or enforcement of the Mortgage or any other pledge or security agreement, the acceptance of a deed or assignment in lieu of foreclosure or sale, or otherwise.  This Guaranty sets forth the entire agreement and understanding of the Lender and the undersigned with respect to the matters covered by this Guaranty and the undersigned acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of the undersigned under this Guaranty, except those specifically set forth in this Guaranty.

15.           The undersigned represents and warrants to the Lender that:

(a)           neither the execution and delivery of this Guaranty nor the consummation of the transactions contemplated hereby nor compliance with the terms and provisions hereof will violate any applicable provision of law or any applicable regulation or other manifestation of governmental action;

(b)           all necessary approvals, consents, licenses, registrations and validations of any governmental regulatory body, including, without limitation, approvals required to permit the undersigned to execute and carry out the provisions of this Guaranty, for the validity of the obligations of the undersigned hereunder and for the making of any payment or remittance of any funds required to be made by the undersigned under this Guaranty, have been obtained and are in full force and effect; and

(c)           all of the representations and warranties made by the Borrower in the Note, the Mortgage and the other Loan Documents are true and correct.

16.           Notwithstanding any payments made by any of the undersigned pursuant to the provisions of this Guaranty, the undersigned irrevocably waives all rights to enforce or collect upon any rights which it now has or may acquire against the Borrower either by way of subrogation, indemnity, reimbursement or contribution for any amount paid under this Guaranty or by way of any other obligations whatsoever of the Borrower to any of the undersigned, nor shall  any of the undersigned file, assert or receive payment on any claim, whether now existing or hereafter arising, against the Borrower in the event of the commencement of a case by or against the Borrower under Title 11 of the United States Code.  In the event either a petition is filed under said Title 11 of the United States Code with regard to the Borrower or the commencement of an action or proceeding for the benefit of the creditors of the Borrower, this Guaranty shall at all times thereafter remain effective in regard to any payments or other transfers of assets to the Lender received from or on behalf of the Borrower prior to notice of termination of this Guaranty and which are or may be held voidable on the grounds of preference or fraud, whether or not the Debt has been paid in full.  The provisions of this paragraph 16 shall survive the term of this Guaranty and the payment in full of the Debt and all other Liabilities.

17.          The undersigned shall furnish to the Lender:

(a)           As soon as available and in any event within one hundred twenty (120) days (or such earlier date as may be required by the SEC, from time to time) of the end of the fiscal year of the undersigned, (i) the audited consolidated and consolidating financial statements of the undersigned  and its Subsidiaries (as defined in the Note) which shall include the consolidated and consolidating balance sheet of the undersigned and its Subsidiaries as of the end of such fiscal year, together with the consolidated and consolidating statements of income, cash flow and retained earnings for the undersigned and its Subsidiaries for such fiscal year and as of the end of and for the prior fiscal year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the respective figures for the previous fiscal year end, and accompanied by an opinion thereon of independent certified public accountants of recognized standing selected by the undersigned and satisfactory to the Lender (the “Auditor”) which opinion shall not include a going concern explanatory paragraph, or a qualification or exception as to the scope of the audit and (ii) Form 10 K for such fiscal year as filed with the SEC;

(b)           as soon as available and in any event within sixty (60) days (or such earlier date as may be required by the SEC, from time to time) after the end of each of the first, second and third quarterly period of each fiscal year of the undersigned, a copy of (i) the unaudited consolidated and consolidating financial statements of the undersigned and its Subsidiaries, which shall include the unaudited consolidated and consolidating balance sheet of the undersigned and its Subsidiaries as of the end of each such quarter, together with the consolidated and consolidating statements of income, cash flow and retained earnings of the undersigned and its Subsidiaries for each such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, all in reasonable detail stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year, all prepared by or under the supervision of the Chief Financial Officer of the undersigned  in accordance with generally accepted accounting principles applied on a consistent basis and (ii) Form 10 Q for such fiscal quarter as filed with the SEC;
(c)           promptly, after filing thereof, copies of all regular and periodic financial information, proxy materials and other information and reports which the undersigned or any of its Subsidiaries shall file with the SEC;

(d)           promptly after submission to any government or regulatory agency, all documents and information furnished to such government or regulatory agency other than such documents and information prepared in the normal course of business and which would not reasonably be expected to result in any adverse action to be taken by such agency; and

(e)           promptly, from time to time, such other information regarding the operations, business affairs and condition, financial or otherwise, of the undersigned or any of its Subsidiaries as the Lender may reasonably request.

18.           Any notice, request or demand given or made under this Guaranty shall be in writing and shall be hand delivered or sent by Federal Express or other reputable courier service or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed given (a) when received at the following addresses if hand delivered or if sent by Federal Express or other reputable courier service, and (b) three (3) business days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

If to the Lender:

HSBC Bank USA, National Association
534 Broad Hollow Road, Room 130
Melville, New York  11747

Attention:              Mr. Robert J. Caruana, Jr.
Vice President

With a copy to:

Farrell Fritz, P.C.
1320 RXR Plaza
Uniondale, New York  11556-1320

Attention:                      Jodi L. Gladstone, Esq.

If to the undersigned:

CVD Equipment Corporation
1860 Smithtown Avenue
Ronkonkoma, New York 11779

Attention:                      Glen Charles
        Chief Financial Officer

With a copy to:

CVD Equipment Corporation
1860 Smithtown Avenue
Ronkonkoma, New York 11779

Attention:  Martin J. Teitelbaum, Esq., General Counsel

it being understood and agreed that each party will use reasonable efforts to send copies of any notices to the addresses marked “With a copy to” hereinabove set forth; provided, however, that failure to deliver such copy or copies shall have no consequence whatsoever to the effectiveness of any notice made to any of the undersigned or the Lender.  Each party to this Guaranty may designate a change of address by notice given, as herein provided, to the other party fifteen (15) days prior to the date such change of address is to become effective.

19.           This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New York without regard to principles of conflicts of laws.  The undersigned acknowledges and agrees that this Guaranty is, and is intended to be, an instrument for the payment of money only, as such phrase is used in §3213 of the Civil Practice Law and Rules of the State of New York, and the undersigned has been fully advised by its counsel of the Lender’s rights and remedies pursuant to said §3213.

20.           The undersigned agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Guaranty.  In furtherance of such agreement, the undersigned hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the undersigned in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the undersigned by registered or certified mail to, or by personal service at, the last known address of the undersigned, whether such address be within or without the jurisdiction of any such court.  The undersigned hereby further agrees that the venue of any litigation arising in connection with the Debt or in respect of any of the obligations of the undersigned under this Guaranty, shall, to the extent permitted by law, be in New York County.  Nothing in this paragraph shall limit the right of the Lender to bring an action or proceeding arising out of the Guaranty in any other jurisdiction.

21.           The undersigned absolutely, unconditionally and irrevocably waives any and all right to assert or interpose any defense (other than the final and indefeasible payment in full of the Debt), setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Guaranty or the obligations of the undersigned under this Guaranty, or the obligations of any other person or party (including without limitation, the Borrower) relating to this Guaranty, or the obligations of the undersigned hereunder or otherwise with respect to the Loan in any action or proceeding brought by the Lender to collect the Debt, or any portion thereof, or to enforce the obligations of the undersigned under this Guaranty (provided, however, that the foregoing shall not be deemed a waiver of the right of the undersigned to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the right of the undersigned to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against the Lender in any separate action or proceeding).  The undersigned hereby undertakes and agrees that this Guaranty shall remain in full force and effect for all of the obligations and liabilities of the undersigned hereunder, notwithstanding the maturity of the Loan, whether by acceleration, scheduled maturity or otherwise.

22.           No exculpatory provisions which may be contained in the Note, the Mortgage or in any other Loan Document shall in any event or under any circumstances be deemed or construed to modify, qualify, or affect in any manner whatsoever the obligations and liabilities of the undersigned under this Guaranty.

23.           The obligations and liabilities of the undersigned under this Guaranty are in addition to the obligations and liabilities of the undersigned under the Other Guaranties (as hereinafter defined).  The discharge of any or all of the undersigned’s obligations and liabilities under any one or more of the Other Guaranties by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned’s obligations and liabilities under this Guaranty.  Conversely, the discharge of any of the undersigned’s obligations and liabilities under this Guaranty by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned’s obligations and liabilities under any of the Other Guaranties.  The term “Other Guaranties” as used herein shall mean any other guaranty of payment, guaranty of performance, completion guaranty, indemnification agreement or other guaranty or instrument creating any obligation or undertaking of any nature whatsoever (other than this Guaranty) now or hereafter executed and delivered by any of the undersigned to the Lender in connection with the Loan.

24.           This Guaranty may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of guaranty.  The failure of any party listed below to execute this Guaranty, or any counterpart hereof, or the ineffectiveness for any reason of any such execution, shall not relieve the other signatories from their obligations hereunder nor shall any implication arise from the failure of any of the original guarantors to sign this Guaranty that such non-signing guarantor, or any other guarantor, is released from any of his/her/its respective obligations under the original guaranty.

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25.           The undersigned hereby irrevocably and unconditionally waives, and the Lender by its acceptance of this Guaranty irrevocably and unconditionally waives, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Guaranty.

IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty the day and year first above set forth.

CVD EQUIPMENT CORPORATION

By:           /s/ Glen Charles
Name:      Glen Charles
Title:        Chief Financial Officer

State of New York                                )
)ss.:
County of Suffolk                                )

On the 15th day of March in the year 2012 before me, the undersigned, personally appeared Glen Charles, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Caren Rio Gouskos
Notary Public

EXHIBIT A

Note:   The term “Note” as used in this Guaranty shall mean a certain Amended and Restated Mortgage Note, dated the date hereof, in the principal sum of $6,000,000, between the Lender and the Borrower, together with any and all modifications, supplements, extensions, replacements or substitutions therefor as may exist from time to time.

Mortgage:  The term “Mortgage” as used in this Guaranty shall mean a certain Amended and Restated Fee and Leasehold Mortgage, dated the date hereof, in the principal sum of $6,000,000, to be given by the Borrower to the Lender covering the fee simple estate of the IDA and the leasehold estate of the Borrower in certain premises located in Suffolk County, New York, as more particularly described therein, and intended to be duly recorded in Suffolk County, New York, together with any and all modifications, supplements, extensions, replacements or substitutions therefor as may exist from time to time.